Exhibit 10.1
Execution Version

LGI HOMES, INC.,
as Issuer

LGI HOMES – PENNSYLVANIA, LLC AND LGI HOMES – UTAH, LLC,
as Guaranteeing Subsidiaries,

THE OTHER SUBSIDIARY GUARANTORS PARTY HERETO,
as Subsidiary Guarantors,

and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee
______________________
Second Supplemental Indenture
Dated as of April 30, 2020
______________________
6.875% Senior Notes due 2026

SECOND SUPPLEMENTAL INDENTURE, dated as of April 30, 2020 (this “Supplemental Indenture”), among LGI HOMES, INC., a Delaware corporation (the “Company”), LGI HOMES – PENNSYLVANIA, LLC, a Pennsylvania limited liability company, and LGI HOMES – UTAH, LLC, a Utah limited liability company (each, a “Guaranteeing Subsidiary” and, together, the “Guaranteeing Subsidiaries”), the other Subsidiary Guarantors (as defined in the Indenture referred to below and listed on the signature pages hereto) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H
WHEREAS, the Company and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee that certain Indenture dated as of July 6, 2018, as supplemented by that certain First Supplemental Indenture thereto dated as of July 6, 2018 (the “First Supplemental Indenture” and, as so supplemented, the “Indenture”) providing for the issuance of the Company’s 6.875% Senior Notes due 2026 (the “Notes”);
WHEREAS, Section 4.17 of the First Supplemental Indenture provides that the Company shall cause each Restricted Subsidiary (as defined therein) that guarantees Indebtedness (as defined therein) under any Credit Facility (as defined therein) or certain other Indebtedness which is in excess of $5,000,000, in each case of either the Company or any Subsidiary Guarantor, to execute and deliver to the Trustee a supplemental indenture pursuant to which such Restricted Subsidiary shall provide a Guarantee (as defined therein) of the Notes (the “Note Guarantee”);
WHEREAS, Section 9.01(4) of the Indenture provides that, without the consent of any Holder, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture to add guarantees of or additional obligors on any series of the Securities;
WHEREAS, each Guaranteeing Subsidiary desires to become a Subsidiary Guarantor under the Indenture with respect to the Notes and to have the Note Guarantee be treated as a Guarantee under the Indenture;
WHEREAS, Section 9.01(1) of the Indenture provides that, without the consent of any Holder, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture to cure any ambiguity, omission, defect or inconsistency; and
WHEREAS, the Company and the Subsidiary Guarantors, pursuant to the foregoing authority, propose to amend and supplement the Indenture in certain respects to (i) provide for the Note Guarantee and (ii) cure an omission in the definition of “Officer” in Section 1.01 of the Indenture.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guaranteeing

Subsidiaries, the other Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1.CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees that (i) it shall be a Subsidiary Guarantor under the Indenture with respect to the Notes, (ii) the Note Guarantee is a “Guarantee” (as defined in Article Two of the First Supplemental Indenture) as such term is used in the Indenture, including, without limitation, Article X thereof, and (iii) the terms and provisions of Article X apply to the Note Guarantee.
3.AMENDMENT. The definition of “Officer” in Section 1.01 of the Indenture shall be amended by replacing that definition in its entirety with the following:
“Officer” means, with respect to any Person, (i) the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice President (whether or not designated by a number or numbers of words added before or after the title “Vice President”), the Chief Financial Officer, the Chief Accounting Officer, the Chief Administrative Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (a) of such Person, or (b) if such Person is owned or managed by a single entity, of such entity, or (ii) any other individual designated as an “Officer” for the purposes of this Indenture by the Board of Directors of such Person.
4.GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
5.COUNTERPART ORIGINALS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes.
6.EFFECT OF HEADINGS. The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.
7.THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries, the other Subsidiary Guarantors and the Company.

8.TRUST INDENTURE ACT CONTROLS. If any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA §318(c), the imposed duties shall control.
9.SUPPLEMENTAL INDENTURE INCORPORATED INTO INDENTURE. The terms and conditions of this Supplemental Indenture shall be deemed to be part of the Indenture for all purposes with respect to the Notes and the Note Guarantee. The Indenture is hereby incorporated by reference herein and, as supplemented by this Supplemental Indenture, is in all respects adopted, ratified and confirmed.
10.NOTES DEEMED CONFORMED. As of the date hereof, the provisions of the Notes shall be deemed to be conformed, without the necessity for any reissuance or exchange of any such Note or any other action on the part of the Holders of the Notes, the Company, any Subsidiary Guarantor or the Trustee, so as to reflect this Supplemental Indenture.
11.SUCCESSORS AND ASSIGNS. All agreements of the Guaranteeing Subsidiaries in the Indenture shall bind their respective successors and assigns, except as otherwise expressly provided in the Indenture.
12.SEVERABILITY. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the fullest extent permitted by applicable law, not in any way be affected or impaired thereby.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

COMPANY:

LGI HOMES, INC.

By:	/s/ Eric Lipar
Name:	Eric Lipar
Title:	Chief Executive Officer

GUARANTEEING SUBSIDIARIES:

LGI HOMES – PENNSYLVANIA, LLC

By: LGI Homes Group, LLC, its Manager

By:	/s/ Eric Lipar
Name:	Eric Lipar
Title:	Manager

LGI HOMES – UTAH, LLC

By: LGI Homes Group, LLC, its Manager

By:	/s/ Eric Lipar
Name:	Eric Lipar
Title:	Manager

Signature Page to Second Supplemental Indenture

EXISTING SUBSIDIARY GUARANTORS:

LGI HOMES GROUP, LLC

By:	/s/ Eric Lipar
Name:	Eric Lipar
Title:	Manager

RIVERCHASE ESTATES PARTNERS, LLC

By: LGI Homes Group, LLC, its Sole Member

By:	/s/ Eric Lipar
Name:	Eric Lipar
Title:	Manager

Signature Page to Second Supplemental Indenture

LGI HOMES-TEXAS, LLC
LGI HOMES – E SAN ANTONIO, LLC
LGI HOMES – FLORIDA, LLC
LGI HOMES CORPORATE, LLC
LGI HOMES AZ SALES, LLC
LGI HOMES – NC, LLC
LGI HOMES – SC, LLC
LGI HOMES – TENNESSEE, LLC
LGI HOMES – WASHINGTON, LLC
LGI HOMES AZ CONSTRUCTION, LLC
LGI HOMES – ARIZONA, LLC
LGI HOMES – GEORGIA, LLC
LGI HOMES – NEW MEXICO, LLC
LGI HOMES NM CONSTRUCTION, LLC
LGI HOMES – COLORADO, LLC
LGI HOMES – OREGON, LLC
LGI CROWLEY LAND PARTNERS, LLC
LUCKEY RANCH PARTNERS, LLC
LGI HOMES SERVICES, LLC
LGI HOMES – ALABAMA, LLC
LGI HOMES – MINNESOTA, LLC
LGI HOMES – OKLAHOMA, LLC
LGI LIVING, LLC
LGI HOMES – CALIFORNIA, LLC
LGI HOMES – MARYLAND, LLC
LGI HOMES – VIRGINIA, LLC
LGI HOMES – WEST VIRGINIA, LLC
LGI HOMES – WISCONSIN, LLC
LGI LEASING, LLC

By: LGI Homes Group, LLC, its Manager

By:	/s/ Eric Lipar
Name:	Eric Lipar
Title:	Manager

Signature Page to Second Supplemental Indenture

LGI HOMES – NEVADA, LLC

By:	/s/ Christopher M. Kelly
Name:	Christopher M. Kelly
Title:	Manager

Signature Page to Second Supplemental Indenture

TRUSTEE:

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Trustee

By:	/s/ Quinton M. DePompolo
Name:	Quinton M. DePompolo
Title:	Banking Officer

Signature Page to Second Supplemental Indenture